Exhibit 10.1
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of _____________, by and among Aurora Diagnostics, Inc., a Delaware corporation (the “Company”), and the Persons listed as “Equityholders” on the Schedule of Equityholders attached hereto (each, an “Equityholder” and, collectively, the “Equityholders”).
     WHEREAS, certain of the Equityholders are party to that certain Amended and Restated Registration Agreement of Aurora Diagnostics Holdings, LLC, a Delaware limited liability company (“Aurora Holdings”), dated June 12, 2009, by and among Aurora Holdings and the “Securityholders” named therein (the “Aurora Holdings Registration Agreement”);
     WHEREAS, the Company and certain of its affiliates, including Aurora Holdings, and the Equityholders have agreed to enter into a series of reorganization transactions to be consummated prior to the initial public offering of the Company’s Common Stock (the “Initial Public Offering”) pursuant to which the Equityholders will receive shares of the Company’s Common Stock (the “Reorganization”);
     WHEREAS, in connection with the Initial Public Offering and the Reorganization, the Aurora Holdings Registration Agreement will be terminated;
     WHEREAS, the parties desire to enter into this Agreement to replace the Aurora Holdings Registration Agreement and to provide certain rights, including registration rights, to the Equityholders;
     WHEREAS unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 8 hereof.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
     1. Demand Registrations.
     (a) Requests for Registration. Subject to the terms and conditions of this Section 1, at any time and from time to time, the Majority Summit Equityholders may request registration under the Securities Act of all or any portion of their Principal Registrable Securities on Form S-1 or any similar long-form registration statement (“Long-Form Registrations”), and each of the Majority Summit Equityholders and the Majority KRG Equityholders may request registration under the Securities Act of all or any portion of their Principal Registrable Securities on Form S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration (“Short-Form Registrations”), if available. All registrations requested pursuant to this Section 1(a) are referred to herein as “Demand Registrations.” Each request for a Demand Registration shall specify the approximate number of Principal Registrable Securities requested to be registered, the anticipated per share price range for such offering and the intended method of distribution. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the terms of Section 1(d) hereof, shall include in such registration (and in all related registrations and qualifications under state blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice.

     (b) Long-Form Registrations. The Majority Summit Equityholders shall be entitled to request three (3) Long-Form Registrations in which the Company shall pay all Registration Expenses. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective and unless the Majority Summit Equityholders are able to register and sell at least 75% of the Principal Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Long-Form Registrations hereunder.
     (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 1(b), the Majority Summit Equityholders shall be entitled to request an unlimited number of Short-Form Registrations and the Majority KRG Equityholders shall be entitled to request one (1) Short-Form Registration, in each case in which the Company shall pay all Registration Expenses; provided that the aggregate offering value of the Principal Registrable Securities requested to be registered in any Short-Form Registration must equal at least $5,000,000. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form and if the managing underwriters (if any) agree to the use of a Short-Form Registration. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Principal Registrable Securities. Notwithstanding the foregoing, if a Short-Form Registration is not an underwritten registration, the Company shall not be required to include in any such Short-Form Registration any Principal Registrable Securities or any other securities held by any holder thereof if such holder (and all other Persons whose securities must be aggregated at such time with those of such holder under Rule 144), at the time of filing of the registration statement for such Short-Form Registration, would be permitted to sell all of the Principal Registrable Securities or other securities then held by such holder, without registration, pursuant to Rule 144 during the 90-day period commencing upon the effective date of the registration statement for any such Short-Form Registration.
     (d) Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities that are not Registrable Securities without the prior written consent of the holders of a majority of the Principal Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holder of Principal Registrable Securities initially requesting registration, the Company shall include in such registration, prior to the inclusion of any securities that are not Registrable Securities, the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering acceptable to the holder of Principal Registrable Securities initially requesting registration, pro rata among the respective holders of Registrable Securities on the basis of the amount of Registrable Securities owned by each such holder; provided that the holders of Management Registrable Securities and Other Registrable Securities (to the extent holders of Other Registrable Securities are employees of the Company or any of its Subsidiaries) may participate in such underwritten offering only to the extent agreed to by the managing underwriters.
     (e) Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of the Company’s Initial Public Offering or within 90 days after the effective date of a previous Demand Registration. The Company may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company and the holders of Principal Registrable Securities initially requesting such

Demand Registration agree that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders of Principal Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses and the reasonable fees and disbursements of counsel chosen by the holders Principal Registrable Securities initially requesting such Demand Registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.
     (f) Selection of Underwriters. The holders of a majority of the Principal Registrable Securities included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Board’s approval which shall not be unreasonably withheld or delayed.
     (g) Other Registration Rights. The Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company. Except as expressly provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities, options or rights convertible or exchangeable into or exercisable for such securities, other than such rights that are subordinate to the rights granted herein, without the prior written consent of each of the Majority Summit Equityholders and the Majority KRG Equityholders.
     (h) Obligations of Holders of Registrable Securities. Subject to the Company’s obligations under Section 4(e) hereof, each holder of Registrable Securities shall cease using any prospectus after receipt of written notice from the Company of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made or is otherwise not legally available to support sales of Registrable Securities.
     2. Piggyback Registrations.
     (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than (i) pursuant to a Demand Registration or (ii) in connection with registrations on Form S-4, S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to the terms of Sections 2(c) and 2(d) hereof, shall include in such registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements) and in any related underwriting all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company’s notice.
     (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.
     (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, such number of Registrable Securities requested to be included in such registration, pro rata among the respective holders of Registrable Securities on the basis of the number of Registrable Securities owned by each such holder immediately prior to such registration and (iii) third, subject to Section 1(g) hereof, any other securities requested to be included in such registration; provided that the holders of Management Registrable Securities and Other Registrable Securities (to the extent holders of Other Registrable Securities are employees of the Company or any of its Subsidiaries) may participate in such underwritten offering only to the extent agreed to by the managing underwriters.
     (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and any Registrable Securities requested to be included in such registration, pro rata among the respective holders thereof on the basis of the number of securities owned by each such holder immediately prior to such registration and (ii) second, subject to Section 1(g) hereof, any other securities requested to be included in such registration; provided that the holders of Management Registrable Securities and Other Registrable Securities (to the extent holders of Other Registrable Securities are employees of the Company or any of its Subsidiaries) may participate in such underwritten offering only to the extent agreed to by the managing underwriters.
     (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Principal Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld or delayed so long as such investment banker(s) and manager(s) are of recognized national standing.
     (f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.
     3. Holdback Agreements.
     (a) Following the Company’s Initial Public Offering, no holder of Registrable Securities (other than the Summit Equityholders and the KRG Equityholders) shall effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during such period of time (not to exceed 90 days) following the effective date of the Company’s underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8), unless the managing underwriters otherwise agree.
     (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during such period of time (not to exceed 180 days as may be determined by the underwriters managing such underwritten registration) following the effective date of any underwritten Demand

Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder (other than the Summit Equityholders and the KRG Equityholders) of at least 2% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for such Common Stock, purchased or otherwise acquired from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.
     4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:
     (a) prepare and file with the Securities and Exchange Commission a registration statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Principal Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);
     (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;
     (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and any free writing prospectus utilized in connection with the offering) and such other documents as any such seller of Registrable Securities included in such registration statement may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;
     (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);
     (e) notify each seller of such Registrable Securities included in such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities

Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;
     (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;
     (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;
     (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Principal Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a share or unit split or a combination of shares or units);
     (i) make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;
     (j) take all reasonable action to ensure that any free writing prospectus utilized in connection with any registration covered by Section 1 or 2 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
     (k) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;
     (l) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;
     (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

     (n) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;
     (o) obtain a cold comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Principal Registrable Securities being sold reasonably request; and
     (p) provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.
     5. Registration Expenses.
     (a) All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, travel expenses, filing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company as provided in this Agreement, and the Company shall also pay all of its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system (or any successor or similar system).
     (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by (i) the holders of the Principal Registrable Securities initially requesting registration in the case of a Demand Registration, and (ii) the holders of a majority of the Principal Registrable Securities included in such registration in the case of a Piggyback Registration.
     6. Indemnification.
     (a) The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, actions, damages, liabilities and expenses caused by (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, preliminary prospectus, free writing prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and to pay to each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except insofar as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of such holder expressly for use therein. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.
     (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, shall indemnify and hold harmless the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) and each other holder of Registrable Securities included in any such registration statement against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder expressly for use therein; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.
     (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the conflicting indemnified parties holding a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party. No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
     (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company’s indemnification is unavailable for any reason.

     7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder’s intended method of distribution), or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise specifically provided in Section 6 hereof, or to agree to any lock-up or holdback restrictions, except as otherwise specifically provided in Section 3(a) hereof.
     8. Definitions.
     (a) “Common Stock” shall mean the common stock, par value $0.01 per share, of the Company or, following any consolidation, merger, reclassification or other similar event involving the Company, any shares or other securities of the Company that become payable in consideration for such stock or into which such stock is exchanged or converted as a result of such consolidation, merger, reclassification or other similar event.
     (b) “KRG Equityholders” means the Persons listed under the subheading titled “KRG Equityholders” on the Schedule of Equityholders attached hereto.
     (c) “Majority KRG Equityholders” means the KRG Equityholders holding a majority of the Common Stock then held by all of the KRG Equityholders.
     (d) “Majority Summit Equityholders” means the Summit Equityholders holding a majority of the Common Stock then held by all of the Summit Equityholders.
     (e) “Management Equityholders” means the Persons listed under the subheading titled “Management Equityholders” on the Schedule of Equityholders attached hereto.
     (f) “Management Registrable Securities” means (i) any Common Stock issued to the Management Equityholders, including any Common Stock issuable or issued upon conversion or exchange of other securities of the Company or any of its Subsidiaries and (ii) any other equity securities of the Company or a Subsidiary of the Company issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of a dividend, distribution or equity split or in connection with a combination of equity interests, recapitalization, reclassification, merger, consolidation or other reorganization. As to any particular Management Registrable Securities, such securities shall cease to be Management Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary.
     (g) “Other Equityholders” means the Persons listed under the subheading titled “Other Equityholders” on the Schedule of Equityholders attached hereto.
     (h) “Other Registrable Securities” means (i) any Common Stock issued to the Other Equityholders, including any Common Stock issuable or issued upon conversion or exchange of other securities of the Company or any of its Subsidiaries and (ii) common equity securities of the Company or a Subsidiary of the Company issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization. As to any particular Other Registrable Securities, such securities shall cease to be Other Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary.
     (i) “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency, or political subdivision thereof.
     (j) “Principal Equityholders” means the Summit Equityholders and the KRG Equityholders.
     (k) “Principal Registrable Securities” means (i) any Common Stock issued to the Principal Equityholders, including any Common Stock issuable or issued upon conversion or exchange of other securities of the Company or any of its Subsidiaries and (ii) any other equity securities of the Company or a Subsidiary of the Company issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of a dividend, distribution or equity split or in connection with a combination of equity interests, recapitalization, reclassification, merger, consolidation or other reorganization. As to any particular Principal Registrable Securities, such securities shall cease to be Principal Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary. As to any particular Principal Registrable Securities held by the Principal Equityholders, such securities shall also cease to be Principal Registrable Securities when they have been distributed by the Principal Equityholders to any of their direct or indirect partners or members. For purposes of this Agreement and subject to the foregoing limitations, a Person shall be deemed to be a holder of Principal Registrable Securities, and the Principal Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Principal Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Principal Registrable Securities hereunder.
     (l) “Registrable Securities” means, collectively, Principal Registrable Securities, the Management Registrable Securities and the Other Registrable Securities.
     (m) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time thereafter.
     (n) “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time to time thereafter.
     (o) “Summit Equityholders” means the Persons listed under the subheading titled “Summit Equityholders” on the Schedule of Equityholders attached hereto.
     9. Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder.
     10. Miscellaneous.
     (a) Additional Parties. In connection with the issuance of any additional equity securities of the Company, the Company, with the consent of the Majority Summit Equityholders and the Majority KRG Equityholders, may permit such Person to become a party to this Agreement and succeed to all of the rights and obligations of a holder of any particular category of Registrable Securities under this Agreement by obtaining an executed counterpart signature page of this Agreement and, upon such execution, such Person shall for all purposes be a holder of such category of Registrable Securities and party to this Agreement.
     (b) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.
     (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, the Majority Summit Equityholders and the Majority KRG Equityholders and, in the case of any amendment or waiver that materially and adversely affects the holders of Management Registrable Securities and Other Registrable Securities in a manner materially different than the holders of Principal Registrable Securities, the holders of a majority of the Management Registrable Securities and Other Registrable Securities acting as a single class. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.
     (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Principal Registrable Securities, Management Registrable Securities or Other Registrable Securities are, subject to the conditions and limitations of this Agreement, also for the benefit of, and enforceable by, any subsequent holder of Principal Registrable Securities, Management Registrable Securities or Other Registrable Securities.
     (e) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid, illegal or unenforceable in any respects under applicable law, such provision shall be ineffective only to the extent of such prohibition, invalidity, illegality or unenforceability, without invalidating the remainder of this Agreement.
     (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.
     (h) Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its equityholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.
     (i) MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Principal Equityholder at the address indicated on the Schedule of Equityholders attached hereto and to the Company at the address indicated below:
Aurora Diagnostics, Inc.
11025 RCA Center Dr., Ste. 300
Palm Beach Gardens, FL 33410
Attention: Chief Executive Officer
or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.
     (k) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
* * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first written above.

AURORA DIAGNOSTICS, INC.
By:
James C. New
Chief Executive Officer

SUMMIT VENTURES VI-A, L.P.
By:	Summit Partners VI (GP), L.P.
Its:	General Partner

By:	Summit Partners VI (GP), LLC
Its:	General Partner

By:
Thomas S. Roberts
Member

SUMMIT VENTURES VI-B, L.P.
By:	Summit Partners VI (GP), L.P.
Its:	General Partner

By:	Summit Partners VI (GP), LLC
Its:	General Partner

By:
Thomas S. Roberts
Member

SUMMIT PARTNERS VI (GP), L.P.
By:	Summit Partners VI (GP), LLC
Its:	General Partner

By:
Thomas S. Roberts
Member

[Signature Page to Registration Rights Agreement]

SUMMIT VI ENTREPRENEURS FUND, L.P.
By:	Summit Partners VI (GP), L.P.
Its:	General Partner

By:	Summit Partners VI (GP), LLC
Its:	General Partner

By:
Thomas S. Roberts
Member

SUMMIT VI ADVISORS FUND, L.P.
By:	Summit Partners VI (GP), L.P.
Its:	General Partner

By:	Summit Partners VI (GP), LLC
Its:	General Partner

By:
Thomas S. Roberts
Member

SUMMIT INVESTORS VI, L.P.
By:	Summit Partners VI (GP), L.P.
Its:	General Partner

By:	Summit Partners VI (GP), LLC
Its:	General Partner

By:
Thomas S. Roberts
Member

SUMMIT PARTNERS PRIVATE EQUITY FUND VII-A, L.P.
By:	Summit Partners PE VII, L.P.
Its:	General Partner

By:	Summit Partners PE VII, LLC
Its:	General Partner

By:
Thomas S. Roberts
Member

[Signature Page to Registration Rights Agreement]

SUMMIT PARTNERS PRIVATE EQUITY FUND VII-B, L.P.
By:	Summit Partners PE VII, L.P.
Its:	General Partner

By:	Summit Partners PE VII, LLC
Its:	General Partner

By:
Thomas S. Roberts
Member

SUMMIT PARTNERS PE VII, L.P.
By:	Summit Partners PE VII, LLC
Its:	General Partner

By:
Thomas S. Roberts
Member

[Signature Page to Registration Rights Agreement]

KRG CAPITAL FUND IV, L.P.
By:	KRG Capital Management, L.P., with respect to its Class IV series
Its:	General Partner

By:	KRG Capital, LLC, with respect to its Class IV series
Its:	General Partner

By:
Mark M. King
Managing Director

KRG CAPITAL FUND IV-A, L.P.
By:	KRG Capital Management, L.P., with respect to its Class IV series
Its:	General Partner

By:	KRG Capital, LLC, with respect to its Class IV series
Its:	General Partner

By:
Mark M. King
Managing Director

KRG CAPITAL FUND IV (PA), L.P.
By:	KRG Capital Management, L.P., with respect to its Class IV series
Its:	General Partner

By:	KRG Capital, LLC, with respect to its Class IV series
Its:	General Partner

By:
Mark M. King
Managing Director

[Signature Page to Registration Rights Agreement]

KRG CAPITAL FUND IV (FF), L.P.
By:	KRG Capital Management, L.P., with respect to its Class IV series
Its:	General Partner

By:	KRG Capital, LLC, with respect to its Class IV series
Its:	General Partner

By:
Mark M. King
Managing Director

KRG CO-INVESTMENT, L.L.C.
By:	King Consulting Corporation
Its:	Managing Member

By:
Mark M. King
President

[Signature Page to Registration Rights Agreement]

James C. New

Christopher Jahnle

Kirk A. Rebane

Martin J. Stefanelli

Fred Ferrara

Michael Null

Deanna Shackley

Michael Grattendick

Greg Marsh

[Signature Page to Registration Rights Agreement]

SCHEDULE OF EQUITYHOLDERS
Principal Equityholders
Summit Equityholders
Summit Ventures VI-A, L.P.
Summit Ventures VI-B, L.P.
Summit Partners VI (GP), L.P.
Summit VI Entrepreneurs Fund, L.P.
Summit VI Advisors Fund, L.P.
Summit Investors VI, L.P.
Summit Partners Private Equity Fund VII-A, L.P.
Summit Partners Private Equity Fund VII-B, L.P.
Summit Partners PE VII, L.P.
c/o Summit Partners, L.P.
222 Berkeley Street
18th Floor
Boston, Massachusetts 02116
Telephone:         (617) 824-1000
Telecopy:           (617) 824-1100
Attention:          Thomas S. Roberts
with a copy to:
(which shall not constitute notice to the Summit Equityholders)
Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, Illinois 60601
Telephone:         (312) 861-2000
Telecopy:           (312) 861-2200
Attention:          Ted H. Zook, P.C.
KRG Equityholders
KRG Capital Fund IV, L.P.
KRG Capital Fund IV-A, L.P.
KRG Capital Fund IV (PA), L.P.
KRG Capital Fund IV (FF), L.P.
KRG Co-Investment, L.L.C.
1515 Arapahoe St, Tower One, Suite 1500
Denver, CO 80202
Attention: Mark M. King
                   Christopher Bock
with a copy to:
(which shall not constitute notice to the KRG Equityholders)

Hogan & Hartson LLP
One Tabor Center, Suite 1500
1200 Seventeenth Street
Denver, Colorado 80202
Attention: George A. Hagerty
Management Equityholders
Fred Ferrara
169 Via Condado Way
Palm Beach Gardens, FL 33418
Michael Grattendick
5700 Descartes Cir.
Boynton Beach, FL 33437
Greg Marsh
10254 Hunt Club Ln.
Palm Beach Gardens, FL 33418
James C. New
11025 RCA Center Dr., Ste. 300
Palm Beach Gardens, FL 33410
Michael Null
188 N. Glenhurst Dr.
Bloomfield, MI 48301
Deanna Schackley
325 Huron Pl.
West Palm Beach, FL 33409
Martin Stefanelli
7629 Hawks Landing Dr.
West Palm Beach, FL 33412
Other Equityholders
Christopher Jahnle
c/o Haverford Financial Advisors
Paoli Executive Green, II
43 Leopard Road
Suite 102
Paoli, Pennsylvania 19301
Kirk A. Rebane
c/o Haverford Financial Advisors
Paoli Executive Green, II
43 Leopard Road
Suite 102
Paoli, Pennsylvania 19301